EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO
THE AMENDED AND RESTATED
CREDIT AGREEMENT

Dated as of July 25, 2007

                    AMENDMENT NO. 4 TO THE AMENDED AND RESTATED CREDIT AGREEMENT among SOTHEBY’S, a Delaware corporation (“Holdings”), SOTHEBY’S, INC., a New York corporation (the “Company” and, together with Holdings, the “U.S. Borrowers”), OATSHARE LIMITED, a company registered in England and Wales with registration number 01737495 (“Oatshare”), SOTHEBY’S, a company registered in England and Wales with registration number 00874867 (“Sotheby’s” and, together with Oatshare, the “U.K. Borrowers”, and collectively with the U.S. Borrowers, the “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Foreign Currency Lead Lender.

                    PRELIMINARY STATEMENTS:

                    (1) The Borrowers, the Lenders and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of November 14, 2005, as amended by Amendment No. 1 to the Amended and Restated Credit Agreement dated as of February 3, 2006, Amendment No. 2 to the Amended and Restated Credit Agreement dated as of May 18, 2006 and Amendment No. 3 to the Amended and Restated Credit Agreement dated as of January 2, 2007 (as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                    (2) The Borrowers and the Lenders have agreed to amend the Credit Agreement to permit (i) Holdings to increase permitted dividend declarations and payments and (ii) the Borrowers to increase their capital expenditures on the purchase and refurbishment of real property located in England.

                    SECTION 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)	Section 7.06(d) is hereby amended by:

	(i)	deleting “40%” after clause (ii) and substituting therefore “50%”;

	(ii)	deleting “June 30, 2005” after clause (ii) and substituting therefore “July 1, 2007”; and

	(iii)	deleting the “and” at the end of Section 7.06(d).

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(b)	Section 7.06(e) is hereby amended by deleting the “.” at the end of clause (e) and substituting therefore “; and”.

(c)	Section 7.06 is hereby amended by adding at the end of such Section a new clause (f) to read as follows:

“(f) other Restricted Payments not exceeding $130,000,000 in the aggregate of Holdings, for any Restricted Payments made on or after July 1, 2007.”

(d)	Section 7.12 is hereby amended by deleting “$10,000,000” in clause (b) of the proviso and substituting therefore “$50,000,000”.

                    SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received (i) counterparts of this Amendment executed by each Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

                    SECTION 3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

                    SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                     (b) The Credit Agreement, the Notes, and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                    SECTION 5. Costs, Expenses, Etc. Each Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other

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instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

                    SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                    SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SOTHEBY’S

By:

Name:	William S. Sheridan

Title:	EVP and CFO

SOTHEBY’S, INC.

By:

Name:	William S. Sheridan

Title:	EVP and CFO

OATSHARE LIMITED

By:

Name:	William S. Sheridan

Title:	EVP and CFO

SOTHEBY’S

By:

Name:	William S. Sheridan

Title:	EVP and CFO

BANK OF AMERICA, N.A., as
Administrative Agent, L/C Issuer, Swing Line
Lender, Foreign Currency Lead Lender and Lender
By:

Name:	John Walkiewicz
Title:	Vice President

LASALLE BANK N.A.,
as Lender
By

Name: (ILLEGIBLE)
Title: (ILLEGIBLE)

HSBC BANK PLC,
as Lender
By

Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Lender

By

Name:
Title:

CITIBANK, N.A.,
as Lender

By

Name:
Title:

UNITED OVERSEAS BANK LIMITED,
NEW YORK AGENCY, as Lender

By

Name:
Title:

By

Name:
Title:

LASALLE BANK N.A.,
as Lender
By

Name:
Title:

HSBC BANK PLC,
as Lender
By

Name: PAUL [ILLEGIBLE]
Title: CORPORATE BANKING MANAGER

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Lender

By

Name:
Title:

CITIBANK, N.A.,
as Lender

By

Name:
Title:

UNITED OVERSEAS BANK LIMITED,
NEW YORK AGENCY, as Lender

By

Name:
Title:

By

Name:
Title:

LASALLE BANK N.A.,
as Lender
By

Name:
Title:

HSBC BANK PLC,
as Lender
By

Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Lender

By

Name: Julianne Low
Title: Vice President

CITIBANK, N.A.,
as Lender

By

Name:
Title:

UNITED OVERSEAS BANK LIMITED,
NEW YORK AGENCY, as Lender

By

Name:
Title:

By

Name:
Title:

LASALLE BANK N.A.,
as Lender
By

Name:
Title:

HSBC BANK PLC,
as Lender
By

Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Lender

By

Name:
Title:

CITIBANK, N.A.,
as Lender
By

Name: Alan Ackbarali
Title: Vice President

UNITED OVERSEAS BANK LIMITED,
NEW YORK AGENCY, as Lender

By

Name:
Title:

By

Name:
Title:

COMERICA BANK,
as Lender

By

Name: Sarah R. West
Title: Assistant Vice President

ISRAEL DISCOUNT BANK OF NEW YORK,
as Lender

By

Name:
Title:

By

Name:
Title:

NORTH FORK BUSINESS CAPITAL
CORPORATION, as Lender

By

Name:
Title:

WEBSTER BUSINESS CREDIT CORPORATION,
as Lender

By

Name:
Title:

COMERICA BANK,
as Lender

By

Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK,
as Lender

By

Name: Andi Ballta
Title: First Vice President

By

Name: Walter T. Duffy III
Title: First Vice President

NORTH FORK BUSINESS CAPITAL
CORPORATION, as Lender

By

Name:
Title:

WEBSTER BUSINESS CREDIT CORPORATION,
as Lender

By

Name:
Title:

COMERICA BANK,
as Lender

By

Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK,
as Lender

By

Name:
Title:

By

Name:
Title:

NORTH FORK BUSINESS CAPITAL
CORPORATION, as Lender

By

Name: Ronald D. Walker
Title: Vice President

WEBSTER BUSINESS CREDIT CORPORATION,
as Lender

By

Name:
Title:

COMERICA BANK,
as Lender

By

Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK,
as Lender

By

Name:
Title:

By

Name:
Title:

NORTH FORK BUSINESS CAPITAL
CORPORATION, as Lender

By

Name:
Title:

WEBSTER BUSINESS CREDIT CORPORATION,
as Lender

By

Name: Daniel C. Dupre
Title: VP

CONSENT

Dated as of July 25, 2007

                    Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, ‘‘thereunder”, “thereof or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

GUARANTORS:

SOTHEBY’S FINE ART HOLDINGS, INC.
SOTHEBY’S FINANCIAL SERVICES, INC.
SOTHEBY’S FINANCIAL SERVICES
CALIFORNIA, INC.
OBERON, INC. THETA, INC.
SOTHEBY’S VENTURES, LLC
SOTHEBY’S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY’S PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC
SOTHEBY’S. COM LLC
SOTHEBY’S RES, INC.
By

Name: William S. Sheridan
Title: EVP and CFO

SOTHEBY’S

By

Name: William S. Sheridan
Title: EVP and CFO

SOTHEBY’S, INC.

By

Name: William S. Sheridan
Title: EVP and CFO

OATSHARE LIMITED

By

Name: William S. Sheridan
Title: EVP and CFO

SOTHEBY’S

By

Name: William S. Sheridan
Title: EVP and CFO

SOTHEBY’S FINANCIAL SERVICES LTD

By

Name: William S. Sheridan
Title: EVP and CFO

CATALOGUE DISTRIBUTION COMPANY LIMITED

By

Name: William S. Sheridan
Title: EVP and CFO